Exhibit 10.13
                                                                 -------------

             MYSTIC FINANCIAL, INC.
                RETIREMENT PLAN
                      FOR
             NON-EMPLOYEE DIRECTORS

                      Effective as of November 8, 2000


                                  AMENDMENT
                                  ---------

      Effective as of November 8, 2000, Section 1of the Plan shall be amended to read in its entirety as follows:

            SECTION 1. PURPOSE OF THE PLAN. The purpose of the Mystic Financial, Inc. Retirement Plan for Non-Employee Directors (the "Plan") is to provide a retirement benefit to directors of Mystic Financial, Inc. and Medford Co-operative Bank (collectively, the "Company") who are not employees of the Company or any affiliate thereof ("Eligible Directors") in order to reward their contributions to the successful growth and development of the Company and to ensure that the Company will have their continued service in the conduct of its affairs, particularly, in the event of a solicited or unsolicited takeover or merger of the Company.

      IN WITNESS WHEREOF, this Amendment has been executed by the undersigned officer of Mystic Financial, Inc. pursuant to authority given by resolution of the Board of Directors.


                                       MYSTIC FINANCIAL, INC.


                                       By /s/ Ralph W. Dunham
                                          ---------------------------------
                                          Name: Ralph W. Dunham
                                          Title: President and CEO


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